Developing Therapeutics for the Treatment of Serious Rare and Life-Threatening Diseases with Significant Unmet Medical Needs Corporate Presentation May 2020 Nasdaq: ACER Exhibit 99.1

Forward-looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, timelines, future financial position, future revenues, projected expenses, regulatory submissions, actions or approvals, cash position, liquidity, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to expectations regarding our capital resources; the potential for emetine, EDSIVO™ (celiprolol), ACER-001 and osanetant to safely and effectively treat diseases and to be approved for marketing; the commercial or market opportunity of any of our product candidates in any target indication and any territory; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials and regulatory submissions; our progress toward possible approval for EDSIVO™ in light of the Complete Response Letter we received June 2019 and the Formal Dispute Resolution Request response letter received March 2020; the ability to protect our intellectual property rights; our strategy and business focus; and the development, expected timeline and commercial potential of any of our product candidates. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources to meet our business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by our intellectual property, the substantial costs and diversion of management’s attention and resources which could result from pending securities litigation, risks related to the drug development and the regulatory approval process, including the timing of regulatory actions, and the impact of competitive products and technological changes. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures we make in our filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K. You may access these documents for no charge at http://www.sec.gov.

Corporate Overview Acer Therapeutics is a pharmaceutical company that acquires, develops and seeks to commercialize therapies for serious rare and life-threatening diseases with significant unmet medical needs Headquartered: Newton, MA Headcount: 18 Founded: December 2013 Public: September 2017 Cash: $12.1M as of December 31, 2019 Expected to have sufficient capital to fund current operations into Q4 2020, excluding: Planned emetine clinical trial Support for EDSIVO™ development and precommercial activities ACER

Executive Leadership Team Chris Schelling CEO & Founder 20 years; strategic commercial development & orphan Will Andrews, MD Chief Medical Officer 20 years; clinical development, medical affairs & orphan M.D. Yale University School of Medicine Harry Palmin Chief Operating & Financial Officer 25 years; corporate & finance experience Matt Seibt Chief Commercial Officer 22 years; sales, market access & product launch John Klopp Chief Technical Officer 18 years; orphan manufacturing & commercialization Don Joseph, JD Chief Legal Officer & Secretary 25 years; general counsel & senior management J.D. University of Texas School of Law ACER Biomarin sunovion Novelos Biogen bvgh BIO Ventures for Global Health

Investment Highlights Acer’s pipeline includes four clinical-stage product candidates: Emetine for the treatment of COVID-19 EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation ACER-001 (a taste-masked, immediate release formulation of sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCDs) and Maple Syrup Urine Disease (MSUD) Osanetant for the treatment of induced Vasomotor Symptoms (iVMS) where Hormone Replacement Therapy (HRT) is likely contraindicated Product candidates are believed to present a comparatively de-risked profile, having one or more of: Favorable safety profile; clinical proof-of-concept data; mechanistic differentiation Potential expedited paths for development through specific FDA-established programs Multiple anticipated key regulatory milestones: Emetine NCATS collaboration signed; discussions w/FDA ongoing: Q2 2020 Emetine Phase 2/3 trial initiation*$:Q3 2020 Osanetant IND submission:Q4 2020 Osanetant initiate Phase 1/2$:Q1 2021 ACER-001 (UCD) NDA submission**$:Q1 2021 Expected to have sufficient capital into Q4 2020, excluding support for the planned emetine trial and EDSIVO™ development and precommercial activities ACER *Subject to successful IND submission and clearance $Subject to additional capital **Assuming successful outcomes of additional nonclinical work and 12-month long-term stability data

Program / Indication Novel MOA / Unique Characteristics Development Status Emetine Hydrochloride COVID-19 Unique MOA; restores cellular stress response Phase 2/3* EDSIVOTM (celiprolol) vascular Ehlers-Danlos syndrome (COL3A1+) Induces vascular dilatation and smooth muscle relaxation TBD** ACER-001 (taste-masked, immediate-release form of sodium phenylbutyrate) Urea Cycle Disorders Taste-masked formulation; evaluating bioequivalence to BUPHENYL® *** Pre-NDA Maple Syrup Urine Disease Inhibition of BCKD kinase to increase BCAA metabolism Phase 2 Osanetant Induced Vasomotor Symptoms (iVMS) Neurokinin 3 Receptor Antagonist Phase 1/2* Clinical Pipeline ACER *Initiation subject to successful IND submission and clearance **Response received March 2020 denying appeal of the Complete Response Letter but describing possible paths forward for Acer to explore that could provide the substantial evidence of effectiveness needed to support a potential resubmission of the EDSIVO™ NDA ***Pivotal bioavailability and bioequivalence (BE) trial

Potent antiviral activity through modulation of cellular stress response Restores cellular stress response, inhibiting viral replication Believed to be the only drug in development exploiting this MOA Mechanism of Action Global pandemic with no currently approved therapeutic options for COVID-19 outpatients Highly contagious and spread via respiratory droplets, direct contact, and if aerosolized, airborne routes Approximately 4.1 million cases and 280,000+ deaths worldwide (as of 5/11/20) Disease Overview Ongoing discussions with FDA following pre-IND feedback; targeting Phase 2/3 trial initiation in Q3$* Proposed trial will evaluate emetine in high-risk, symptomatic adult patients with COVID-19 infection not requiring hospitalization Pursuing several financing options, including federally-funded research and grants Acer to oversee supply and contract manufacture of emetine The Opportunity Emetine Overview Broad-acting and potent antiviral in development for patients with COVID-19; potential application in other infectious diseases Acer, in collaboration with NCATS, is believed to be the only company developing emetine as a potential COVID-19 treatment Used previously in humans as an antiprotozoal and emetic agent Potential benefit in other diseases including Zika, Ebola and other Coronaviruses Product Profile Emetine $Subject additional capital *Subject to successful IND submission and clearance

Emetine is one of the main alkaloids found in ipecacuanha (ipecac) root Clinically, emetine hydrochloride was originally marketed in the U.S. as a topical anti-infective in dental applications (ca 1890s by Eli Lilly and Company) Later, emetine hydrochloride for injection gained market adoption as a specific treatment for amebic infections and was used for this purpose through the 1980s in the U.S. until its market displacement by metronidazole On WHO’s Essential Medicines List until ~1980 An oral formulation, syrup of ipecac, also contains emetine as one of its active ingredients Substantial clinical experience with emetine and emetine-containing products exists because of their introduction in the U.S. prior to the 1938 Food, Drug, and Cosmetic Act, and especially the development of an over-the-counter monograph for syrup of ipecac Its broad antiviral activity has only been discovered in the past decade Emetine Emetine: History

Clinically, emetine has been used to treat approximately 700 patients (including pediatrics) with viral hepatitis1 and varicella-zoster virus2 The antiviral activity of emetine in various in vitro/in vivo models is provided below: Emetine Emetine: Broad & Potent Antiviral Activity Virus Type Antiviral Activity* Reference SARS-CoV-2 (Caco-2) IC50 = 0.47 μM** Bojkova et al. NatureResearch. 2020 Mar 11; in review https://doi.org/10.21203/rs.3.rs-17218/v1 SARS-CoV-2 (Vero-E6) EC50 = 0.46 μM*** Choy et al. Antiviral Research. 2020 Apr 3; pre-proof https://doi.org/10.1016/j.antiviral.2020.104786 HCoV-OC43 EC50 = 0.30 / CC50 = 2.69 Shen et al. J Virol. 2019 May 29;93(12). pii: e00023-19. doi: 10.1128/JVI.00023-19. HCoV-NL63 EC50 = 1.43 / CC50 = 3.63 MERS-CoV EC50 = 0.34 / CC50 = 3.08 MHV-A59 EC50 = 0.12 / CC50 = 3.51 MERS-CoV EC50 = 0.014 Dyall et al. Antimicrob Agents Chemother. 2014 Aug;58(8):4885-93. doi: 10.1128/AAC.03036-14. SARS-CoV EC50 = 0.051 ZIKV-MR766 IC50 = 9.15e-009 Yang et al. Cell Discov. 2018 Jun 5;4:31. doi: 10.1038/s41421-018-0034-1. ZIKV-FSS13025 IC50 = 1.072e-008 ZIKV-PRVABC59 IC50 = 9.591e-009 EBOV-Vero E6 IC50 = 16.9 nM HSV-2 EC50 = 0.03 / CC50 = 1.12 Andersen et al. Viruses. 2019 Oct 18;11(10). pii: E964. doi: 10.3390/v11100964. HMPV EC50 = 0.14 / CC50 = 1 HIV M184V EC50 = 0.012 – 0.03 Chaves Valadao et al. Molecules. 2015 Jun 22;20(6):11474-89. doi: 10.3390/molecules200611474. HCMV EC50 = 40 nM / CC50 = 8 μM Mukhopadhyay et al. PLoS Pathog. 2016 Jun 23;12(6):e1005717. doi: 10.1371/journal.ppat.1005717. * EC50 / CC50 values = μM (unless otherwise noted) ** For reference, the IC50 of hydrochloroquine against SARS-CoV-2 is 4.51 μM at MOI 0.01 *** For reference, the EC50 of remdesivir is 23.15 μM at MOI 0.02; paper demonstrates that a combination of remdesivir and emetine shows synergy 1. Del Puerto et al. Pren. méd. argent., 55: 818, 1968 2. Annamalai et al. Emetine Hydrochloride in the Treatment of Herpes Zoster. 1968

Emetine Emetine: Uniquely Suited for COVID-19 1 https://www.researchsquare.com/article/rs-17218/v1 2 https://doi.org/10.1016/j.antiviral.2020.104786 3 Asano et al. European Journal of Drug Metabolism and Pharmacokinetics volume 27, pages17–27(2002) 4 Del Puerto et al. Pren. méd. argent., 55: 818, 1968 5 Annamalai et al. Emetine Hydrochloride in the Treatment of Herpes Zoster. 1968 Nanomolar potency in SARS-CoV-2 in vitro models IC50 = 0.47 μM1 EC50 = 0.46 μM2 Synergy between remdesivir and emetine was observed – remdesivir at 6.25 µM in combination with emetine at 0.195 µM may achieve 64.9% inhibition in SARS-CoV-2 viral yield2 High and long duration lung tissue concentrations3 EC50 concentrations of emetine ~1,872x higher in the lungs Plasma t1/2 = 65-163 hours Tissue t1/2 ≥ 30 days Clinical experience with parenteral emetine 600+ patients with viral hepatitis treated4 90 patients with herpes zoster successfully treated5

Emetine Emetine: Unique Mechanism of Action In high-density infected cells (A) emetine induces (1) nuclear translocation of RPS14 (2) followed by RPS14 binding to MDM2 (3 & 4) resulting in disruption of the interaction between MDM2-p53 (6) and MDM2- viral IE2 (5 & 7), and by RPS14 ubiquitination and degradation (8). In low-density infected cells (B) although emetine induces (1) nuclear translocation of RPS14 (2), it is unable to interact with MDM2 (4) which is already bound to p53 to facilitate virus replication (3).  Source: PLoS Pathogens 12(6):e1005717, June 2016 Viral infections have developed evolutionary mechanisms for inhibiting the cellular stress response and promote ribosome biogenesis to facilitate viral replication Binding of emetine with RPS14 restores the cellular stress response, which results in blocking ribosome biogenesis and translation-elongation of viral mRNA in infected cells Emetine does not inhibit viral replication in null RPS14 cells Viral resistance believed to be extremely unlikely given unique MOA High-density Cytoplasm RPS14 Emetine (8) (2) (3) (4) (7) (6) (5) MDM2 p53 Nucleus Ub Induction Transport Association Unable to bind Low-density (1) IE-2

Patients treated with 1 mg/kg/day emetine daily via SC injection for 10 days (cumulative dose 650 mg) did not experience any notable toxicity1 Electrocardiographic abnormalities are seen, but not often associated with significant cardiac symptoms2,3,4 T wave inversion (TWI) is the first to appear and the last to disappear Q-T interval prolongation The average time required for complete return of the tracing to normal is ~six weeks At higher cumulative doses (e.g. ≥650 mg): hypotension, tachycardia, cardiomyopathy, myocarditis, precordial pain, gallop rhythm (on auscultation), dyspnea, cardiac dilatation, congestive failure, and death have been reported5 Toxicity with emetine appears to be cumulative-dose related and independent of schedule1,6 Complete reversibility of cardiac adverse effects6 Emetine Emetine: Safety 1 Mastrangelo et al. Cancer 31:1170-1175 2 Banerjea et al J Assoc Physicians India 14:349-364 3 Ramachandran et al. Ceylon Med J 18:138-143 4 Moertel et al. Cancer Chemother Rep 58:229-232, 1974] 5 Bleasel et al. Pharmaceuticals 2020, 13, 51 6 Siddiqui et al. Cancer Chemother Rep 57:423-428, 1973

Emetine Emetine: Proposed Clinical Trial* Title: A Phase 2/3 Randomized, Blinded, Placebo-Controlled Clinical Study to Evaluate the Safety and Activity of Emetine Hydrochloride Injection, USP (ACER-2820) in High Risk, Symptomatic Adults with Confirmed SARS-CoV-2 Infection Not Requiring Hospitalization Inclusion COVID-19+ (mild to moderate) High-risk, symptomatic adults Not requiring hospitalization (outpatient) Part A: 30-150 patients (adaptive) Part B: 300 patients (projected) Endpoints Clinical endpoints (rate of hospitalization, mortality) Viral load/shedding assessments (quantitative) by saliva/mouthwash, rectal and/or nasopharyngeal swabs Exploratory laboratory endpoints included Doses Administer subcutaneously (SC) at low doses Arm 1: Cumulative Dose 50 mg Arm 2: Cumulative Dose 150 mg *Subject to successful IND submission and clearance

Emetine Emetine: Regulatory Path Acer submitted Pre-Investigational New Drug (Type B) expedited (PIND 149290) briefing package on April 14, 2020 Initial written responses received from Division of Antivirals (DAV) on April 29, 2020 – requested additional PIND information: Systematic Literature Database Search & Integrated Summary Characterize pharmacokinetics (PK) of subcutaneous (SC) administration of emetine in Part A of study Assuming FDA supports moving forward, Acer aims to submit IND in June Targeting IND clearance by late June

EDSIVO™ has a unique pharmacological profile β2 and β3 adrenergic receptor agonist; selective β1 and ⍺2 adrenergic receptor antagonist; activates endothelial Nitric Oxide Synthase (eNOS) EDSIVO’s™ potential beneficial effects in vEDS thought to be through vascular dilatation and smooth muscle relaxation, thereby reducing the mechanical stress on collagen fibers within the arterial wall Mechanism of Action No approved therapeutic options for vEDS patients Autosomal dominant connective tissue disorder of collagen synthesis caused by mutations in the COL3A1 gene for type III procollagen Characterized by arterial aneurysms, dissections and/or ruptures Median survival in the U.S. is estimated to be 51 years of age Disease Overview FDRR response appeal denied; exploring possible paths forward Evaluating possible next steps with the goal of resubmission of the EDSIVO™ NDA Neither resubmission nor the prospect of approval of EDSIVO™ NDA is assured The Opportunity BBEST Clinical Trial: 64% reduction in risk of arterial events observed1 Statistically-significant improvement in event-free survival (EFS) compared to control in vEDS patients (n=53)1 Product Profile EDSIVO™ EDSIVO™ Overview 1Ong Lancet 2010; 376: 1476-84

June 2019: Received CRL from FDA CRL stated it will be necessary to conduct an adequate and well-controlled trial to determine whether celiprolol reduces the risk of clinical events in patients with vEDS December 2019: Submitted Formal Dispute Resolution Request (FDRR) to the Office of New Drugs (OND) March 2020: Received OND FDRR response Denied appeal of CRL OND described possible paths forward for Acer to explore that could provide substantial evidence of effectiveness needed to support a potential resubmission of NDA Evaluating possible next steps with the goal of EDSIVO™ NDA resubmission (neither resubmission nor approval is assured) Updates to be provided as appropriate and the company may discontinue the process at any point where risk/benefit no longer justifies continued resources EDSIVO™ EDSIVO™: Regulatory Timeline

EDSIVO™ FDA: Substantial Evidence of Effectiveness Two adequate and well-controlled clinical investigations2 One adequate and well-controlled investigation plus confirmatory evidence2 One adequate and well-controlled investigation1 THE QUANTITY OF CLINICAL EVIDENCE TO ESTABLISH EFFECTIVENESS In many situations FDA requires two adequate and well-controlled trials to establish effectiveness This reflects the need for substantiation of experimental results Under certain circumstances and consistent with FDAMA, FDA can conclude that one adequate and well-controlled clinical investigation plus confirmatory evidence is sufficient to establish effectiveness FDA can accept a single adequate and well-controlled trial when the results are highly persuasive such that the single trial provides support comparable to that from two adequate and well controlled studies Level of Persuasiveness 1 FDA Guidance Document (1998) ‘Providing Clinical Evidence of Effectiveness for Human Drug and Biological Products’ 2 FDA Guidance Document (2019) ‘Demonstrating Substantial Evidence of Effectiveness for Human Drug and Biological Products’

Ehlers-Danlos syndrome (EDS) is a group of hereditary disorders of connective tissue vEDS (EDS type IV) is the severe subtype: Characterized by aneurysms, dissections and/or ruptures Vascular Hollow Organs (e.g. gastrointestinal, uterine) Autosomal dominant (50%); spontaneous mutations (50%) Diagnosed by clinical symptoms and confirmed by presence of mutations in the COL3A1 gene Events occur in 25% of patients before the age of 20, and 90% by the age of 40 Median age of death is estimated to be 51 years1 No approved therapeutic options for vEDS Current treatment is focused on surgical intervention Fig. 3 Distribution of 132 vascular complications in 24 patients with a clinical diagnosis of EDS type IV. J Vasc Surg 2005;42:98-106. 1Pepin Genet Med. 2014 Dec;16(12):881-8 EDSIVO™ Vascular Ehlers-Danlos Syndrome (vEDS) Carotid (8) Innominate (5) Arch (6) Celiac (4) Hepatic (4) SMA (6) Ileocolic (1) Abdominal aorta (7) Femoral (8) Popliteal (4) Cerebral (3) Vertebral (2) Subclavian (8) Axillary (2) Thoracic aorta (10) Splenic (5) Renal (9) IMA (1) Iliac (9) SFA (3) Tibial (1) ©2004 Mayo Clinic n = 24 patients 132 complications

Cardiology in Review 2017;25: 247–253 *Hypertension 2003 Nov;42(5):1004-13 EDSIVO™ has a unique pharmacological profile: β2 and β3 adrenergic receptor agonist Selective β1 and ⍺2 adrenergic receptor antagonist Intrinsic sympathomimetic activity (ISA+) Lacks non-specific membrane effects Activates endothelial Nitric Oxide Synthase (eNOS)* Void of blood pressure lowering in normotensive people Most vEDS patients are normotensive, thus the potential beneficial effect of celiprolol is unlikely to be through blood pressure lowering (β1 antagonism) EDSIVO’s™ potential beneficial effects in vEDS patients are thought to be through vascular dilatation and smooth muscle relaxation, thereby reducing the mechanical stress on collagen fibers within the arterial wall EDSIVO™ Unique Mechanism of Action With α-antagonism Carvedilol (α1) Labetalol (α1) Celiprolol (α2) Non-selective β-adrenoceptor antagonists β1-Selective Negative ISA Atenolol Bisoprolol Betaxolol Metoprolol Esmolol Nebivolol Positive ISA Vasodilating Property Without Vasodilating Property Acebutolol Carteolol Penbutolol Propranolol Sotalol Nadolol Timolol Pindolol Oxprenolol

Efficacy: 76% reduction in the risk of fatal or nonfatal cardiac or arterial events in COL3A1+ EDSIVO™ patients vs. control group over mean follow-up of 47 months 75% reduction in risk of primary (cardiac or arterial events) and secondary (intestinal or uterine rupture) events in COL3A1+ EDSIVO™ patients vs. control group Primary Endpoint Primary + Secondary Endpoints Ong Lancet 2010; 376: 1476-84 0 12 24 36 48 60 72 EDSIVO™ BBEST Trial: COL3A1+ Subpopulation Number at risk/events Celiprolol Control 13 13/1 12/2 9/2 8/2 2/2 20 19/2 15/6 11/9 4/11 3/11 11/3 9/3 8/3 2/3 16/5 9/12 6/14 3/14 2/14 p=0.0406 p=0.0167 time (months) Figure 3: Kaplan-Meier curves of event-free survival in 33 patients with positive COL3A1 mutation Primary endpoint (A). Primary and secondary endpoints (B). A B Proportion of survival free events (%) 0 12 24 36 48 60 72 25 50 75 100

Small molecule with unique MOAs in various disorders UCDs: NaPB is a prodrug of phenylacetate, a NH4+ scavenger MSUD: NaPB is an allosteric inhibitor of BCKD kinase UCDs: A group of metabolic genetic diseases that lead to toxic build-up of NH4+ UCDs: Currently treated with RAVICTI®, BUPHENYL®, AMMONUL®, and a highly-restricted diet MSUD: A metabolic genetic disease that leads to toxic build-up of leucine and other branched-chain amino acids MSUD: Currently managed with a highly-restricted diet; poor compliance Anticipate NDA submission for UCD Q1 2021*$ UCDs: >2,000 patients in the U.S.; ~600 patients treated with sodium / glycerol phenylbutyrate MSUD: ~800 eligible patients in the U.S. Advantageous orphan pricing with robust program to support patient access and reimbursement A taste-masked, immediate release formulation of sodium phenylbutyrate UCDs: Trial showed ACER-001 bioequivalence to BUPHENYL® MSUD: POC study1 suggests ~60% of patients have 30% reduction in Leucine ACER-001 Mechanism of Action Disease Overview The Opportunity Product Profile ACER-001: Overview 1Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640 *Assuming successful outcomes of additional nonclinical work and 12-month long-term stability data $Subject to additional capital

Newborns with severe urea cycle disorders become catastrophically ill with symptoms that mimic sepsis -- failure to feed, lethargy, respiratory distress, seizures and ultimately coma Children and adults with milder (or partial) urea cycle enzyme deficiencies may go years without a diagnosis, until a trigger -- a high protein meal, viral illness, excessive exercise or calorie deficiency -- causes excessive ammonia to be produced in the body, resulting in critical elevations of blood ammonia levels For individuals with OTC deficiency, typical neuropsychological complications include developmental delay, learning disabilities, intellectual disability, attention deficit hyperactivity disorder (ADHD), and executive function deficits ACER-001 UCDs: Clinical Manifestations Ah Mew N, et al.. Urea cycle disorders overview. Gene Reviews. Seattle, Washington: University of Washington, Seattle; 1993 Lichter-Knoecki U., et al. Ornithine Transcarbamylase Deficiency, Gene Reviews. Seattle, Washington: University of Washington, Seattle; 1993-2019 Reproduced from:   http://upload.wikimedia.org/wikipedia/commons/7/76/Symptoms_of_hyperammonemia.svg. Symptoms of Hyperammonemia General – Growth retardation – Hypothermia Muscular/Neurologic – Poor coordination – Dysdiadochokinesia – Hypotonia or hypertonia – Ataxia – Tremor – Seizures – Decorticate or decerebrate posturing Central - Combativeness – Lethargy – Coma Eyes – Papilledema Pulmonary – Shortness of breath Liver – Enlarge-ment

ACER-001 UCDs: Unmet Need BUPHENYL®: Foul odor and foul/bitter taste; considered unpalatable* 64% of patients reported it is difficult to take because of taste Physicians reported that 25-33% of patients were prescribed less than target dose due to tolerability Only 25% of patients indicated that they never miss a dose 46% of patients reported taste as the reason for discontinuation* RAVICTI®: Mostly Tasteless/Odorless Pricing has risen to levels considered challenging Reports of difficult access, unaffordability, and forced switches back to sodium phenylbutyrate For example: Buphenyl® and Ravicti® both recently removed from CVS/Caremark formulary for JPMorgan Chase plan members, effective 8/1/2019** Patient groups and physicians have called for a taste-masked, affordable and accessible treatment*** *Shchelochkov et al., Barriers to drug adherence in the treatment of urea cycle disorders: Assessment of patient, caregiver, and provider perspectives. Molecular Genetics and Metabolism Reports 8 (2016) 43-47 **https://www.caremark.com/portal/asset/Formulary_Drug_Removals_JPMC.pdf ***Acer Market Research

Phenylbutyrate Formulations ACER-001* RAVICTI® BUPHENYL® Efficacy / Safety in UCDs ✓ ✓ ✓ Palatability / Compliance ✓ ✓ ✘ ** Pricing (Per Patient Per Year) TBD, likely near BUPHENYL $158k-$1.2M*** $204k-$402k*** Formulation Multi-Particulate (Sachet) Oil (Tablespoons) Powder/Tablets (up to 40 tablets/day) *Subject to FDA Approval **Molecular Genetics & Metabolism Reports 8 (2016) 43-47 ***Ravicti & Buphenyl pppy is based on patient weight and WAC price ACER-001 ACER-001: Differentiation

Bioavailability and bioequivalence (BE) trials: Part A: single-center, single-blind, randomized, single-dose crossover study designed to evaluate bioavailability of three different oral suspension formulations of ACER-001 compared to BUPHENYL® in 20 healthy adult subjects Successfully completed and optimal formulation of ACER-001 identified Part B: single-center, single-blind, randomized, single-dose crossover study to demonstrate bioequivalence of the optimal formulation of ACER-001 (chosen from Part A) compared to BUPHENYL® in 36 healthy adult subjects Successfully completed in Q1 2020 Taste Assessment trials: Taste assessment of three different formulations of ACER-001 (multi-particulate powder) assessed relative to BUPHENYL® (powder) using certified taste-testers Successfully completed and informed selection of optimal formulation of ACER-001 NDA: Anticipate submission Q1 2021$ pending successful outcome of additional nonclinical work and 12-month long-term stability data ACER-001 UCDs: Clinical & Regulatory Path $Subject to additional capital

ACER-001 UCDs: Bioequivalence Trial Results (Part A) PBA = phenylbutyrate; PAA = phenylacetate PK Plasma Concentration (PBA) ACER-001 Buphenyl -100 -50 0 50 100 150 200 250 300 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 PK Plasma Concentration (PAA) Lab Name Parameter Geometric Mean Difference Lower 90% Confidence Limit Upper 90% Confidence Limit PBA PAA Cmax AUCt AUCinf 98.01 98.87 98.85 97.51 95.94 95.16 93.85 96.33 96.32 92.82 90.35 88.92 102.36 101.47 101.45 102.44 101.86 101.84

Target existing Rx market share in UCDs Currently 1,100 patients diagnosed with ~600 patients on Rx therapy* 2018 U.S. revenue for Ravicti® & Buphenyl® = $248.4M   Goal: transition patients from Ravicti® & Buphenyl® to ACER-001 and capture a portion of new UCDs Rx “Transition” Value Story: A cost-effective, taste masked alternative for UCDs (assuming successful studies and FDA approval): Bioequivalence to BUPHENYL®  Greater compliance/adherence compared to BUPHENYL® expected due to differentiated formulation providing taste masked alternative Competitively priced vs. Ravicti®  Payer engagement strategy to support switching ACER-001 *https://www.sec.gov/Archives/edgar/data/1386858/000119312515110284/d899054dex992.htm (HZNP IR Presentation) UCDs: Market Opportunity

ACER-001 ACER-001: Exclusivity / IP Filed formulation patent application (filed Oct. 2016) Issued patents (US/EP): “Methods of modulation of branched chain acids and uses thereof” [US PATENT NO. 10,092,532] in MSUD Exclusive license rights from Baylor College of Medicine UCDs: 505(b)(2) application - 3 years potential market exclusivity from FDA approval MSUD: Granted U.S. Orphan Drug Designation: 7 years market exclusivity from FDA approval Pediatric exclusivity: +6 months added (if pediatric indication study approved)

Osanetant is a selective, non-peptide tachykinin NK3 receptor antagonist NK3R is the main receptor for neurokinin B (NKB), a tachykinin peptide primarily found in the arcuate nucleus (ARC) of the hypothalamus iVMS: Induced Vasomotor Symptoms where Hormone Replacement Therapy (HRT) is likely contraindicated Induced vasomotor symptoms (iVMS) are well documented with the use of hormonal cancer therapies and certain surgical procedures Symptoms such as hot flashes can appear immediately and be severe Traditional HRTs are usually contraindicated Acer licensed worldwide rights to osanetant from Sanofi in December 2018 Anticipate submitting IND in Q4 2020 Multiple potential orphan opportunities Currently no other NK3R antagonists in development in iVMS space Clinical and laboratory safety results are available from 21 completed Phase 1 and 2 studies (325 healthy subjects and 665 patients were treated with osanetant) Oral bioavailability, readily crosses the blood-brain barrier Osanetant Mechanism of Action Disease Overview The Opportunity Product Profile Osanetant: Overview *Am J Psychiatry. 2004 Jun;161(6):975-84

Acer acquired worldwide rights to osanetant from Sanofi in December 2018 Osanetant (SR142801) was the first selective non-peptide tachykinin NK3 receptor antagonist evaluated as a potential treatment for schizophrenia Clinical and laboratory safety results are available from 21 completed Phase 1 and 2 studies in which 325 healthy subjects and 665 schizophrenic patients were treated with osanetant No major safety concerns identified from these studies after single-dose and repeated-dose administration of up to 400 mg QD for up to 21 days, and 200 mg QD for up to 6 weeks In March 2005, Sanofi-Aventis discontinued the development of osanetant citing ‘lack of efficacy compared with placebo’ in this indication as a major reason for this decision Osanetant History

VMS, typically comprised of hot flashes and night sweats, are associated with decreases in reproductive hormones commonly associated with menopause (e.g. MR-VMS) While VMS associated with menopause can often be treated with hormone replacement therapy (HRT), there are patients who experience VMS who are not in menopause and for whom HRT is likely contraindicated Osanetant Vasomotor Symptoms (VMS): Overview The Oncologist, Oct 2003, vol.8 no.5 474-487 http://www.everydayhealth.com/menopause/science-behind-the-hot-flash.aspx A diminished amount of hormones, such as estrogen, affects the hypothalamus This confuses the hypothalamus and makes it read “too hot” The brain responds by relaying an alert to cool off The body then tries to cool off by beginning to perspire It’s getting hot in here

Osanetant Induced Vasomotor Symptoms (iVMS) Women with HR+ Breast Cancer (CaB) receiving Tamoxifen 84% of women experienced hot flashes1 80% experienced night sweats 60% experienced severe symptoms Symptoms persisted throughout 5 years of treatment and were mainly attributed to tamoxifen After 4.5 years, 46% of women had discontinued tamoxifen2 Women who are BRCA+ and have prophylactic bilateral salpingo-oophorectomy (PBSO) 67% of women have symptoms of menopause such as hot flashes5 Up to 35% complain of “extremely bothersome” symptoms up to two years after their surgery6 Men with HR+ Prostate Cancer (CaP) receiving Leuprolide 80% of men experience hot flashes3 15-27% of patients consider hot flashes the most distressing side effect 30-40% experienced moderate-to-severe symptoms 20% discontinued or disrupted treatment 1Moon, Z. et al., JOURNAL OF PSYCHOSOMATIC OBSTETRICS & GYNECOLOGY, 2017 VOL. 38, NO. 3, 226–235 2Nichols, H, et al., JNCI J Natl Cancer Inst, 2015, 1–8 3Challapalli, A, et al., Clinical and Translational Radiation Oncology 10 (2018) 29–35 4Abildgaard, J, et al., JNCI Cancer Spectrum, 2018, Vol. 0, No. 0 5L. Johnson, et al. American Society for Reproductive Medicine, 2014 Vol 102 No. 3, Supplement, e249 6Griffiths, E, et al: The Obstetrician & Gynaecologist, 2005: 7:23-27

Osanetant iVMS: The Unmet Need Induced vasomotor symptoms (iVMS) are well documented with the use of hormonal cancer therapies and certain surgical procedures Symptoms such as hot flashes can appear immediately and be severe Traditional HRTs are usually contraindicated Non-adherence to therapy can be associated with side effects which increases the mortality risk or shortens the time to recurrence A non-hormonal treatment for iVMS is needed to help ensure breast or prostate cancer patients can start and stay on critical hormonal cancer therapy and BRCA2 post-PBSO can obtain help with significantly impactful and limiting iVMS

Neurokinin B (NKB) belongs to a group of neuropeptides, called tachykinins or neurokinins, that includes substance-P (SP), neurokinin A (NKA), and two N-terminally extended forms of NKA, neuropeptide g and neuropeptide K The biological effects of tachykinins are mediated through specific receptors denoted NK1, NK2, and NK3 NKB is the preferred endogenous ligand of tachykinin NK3 receptors The tachykinin NK3 receptors are located primarily in the brain, while a few receptors are also present in the peripheral nervous system (intestines, placenta) Osanetant NK3 Receptor (Neurokinin B) POA Human Infundibular Nucleus Dyn NKB ERα PR + - Kisspeptin neurone KiSS1 POA/Infundibular nucleus GnRH neurone ME GnRH Pituitary LH/FSH Gonads Sex Steroids ERα PR (sex steroid receptor) NKB3R (Neurokinin β receptor) Kiss1r/Kiss1R (Kisspeptin receptor) KOR Koppa opicid receptor

Osanetant NK3R Antagonist Clinical POC in VMS Herman Depypere et al., ENDO2017 Fezolinetant is a NK3R antagonist being developed by Astellas At Week 4: fezolinetant group: 14/40 patients have ZERO hot flash placebo group: 2/40 patients have ZERO hot flash Average Daily Hot Flash Frequency Reported as per FDA Guidance fezolinetant 90 mg BID (N=40) Placebo (N=40) H Frequency Baseline Week 4 Week 12 Week2 Week 4 Week 6 Week 10 FUP WK2 88%* 38%* 93%* 54%* p<0.0001 *: % decrease from the baseline

Osanetant NK3R Antagonist Clinical POC in VMS Prague J., et al. Menopause. 2018 Aug;25(8):862-869 Pavinetant (MLE4901) was a NK3R antagonist that was discontinued by Millendo % change from baseline Hot flash frequency Hot flash severity Placebo MLE4901 Hot flash bother Hot flash interference Fig.2. Hot flash frequency (A), severity (B), bother (C), and interference (D) outcomes; results are presented as percentage change with 95% CIs from baseline at each time point during the treatment period (ie, on day 3 of treatment, and then weekly mean total for each week (wk) of the 4-week treatment period for both placebo (white) and MLE4901 (gray). Minimum n = 33; maximum n = 37. * P=<0.0001, #P=0.0006, ^P=0.0011, +P=0.0001. Week 4 data adapted from and Prague et al, Lancet, 201718. day3 Wk 1 Wk 2 Wk 3 Wk 4 -100 -80 -60 -40 -20 0 20

Acer is partnering with leading universities to design & conduct a clinical trial to evaluate osanetant in various patient populations with iVMS These include patients with medically or surgically iVMS (may include any/all of the following): Women who are BRCA+ and have had a PBSO Men with HR+ Prostate Cancer receiving leuprolide Women with HR+ Breast Cancer receiving tamoxifen This initial Phase 1/2 trial would evaluate: PK/PD and Safety, including physiologic PD Identify the optimal dosing strategy to advance into further efficacy studies in minimizing the iVMS symptoms Subject to additional capital Osanetant Osanetant: Clinical Development Plan

Osanetant would be a New Chemical Entity (NCE) in the US, and as such would be eligible for five years’ market exclusivity from potential FDA approval Additional exclusivity (e.g. Orphan Drug Designation) will depend upon indication(s) and development pathway chosen Anticipate IND submission in Q4 2020 Aim to initiate Phase 1/2 trial in Q1 2021, subject to additional capital Osanetant Osanetant: Exclusivity / Timelines

Cash $12.1M as of December 31, 2019 Expected to have sufficient capital into Q4 2020, excluding support for the planned emetine trial and EDSIVO™ development and precommercial activities Capitalization as of April 30, 2020 10.2M shares of common stock outstanding 11.6M shares of common stock fully diluted $87M invested through August 2018 ACER Financial Overview

Summary ACER Acer’s pipeline includes four clinical-stage product candidates: Emetine for the treatment of COVID-19 EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation ACER-001 (a taste-masked, immediate release formulation of sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCDs) and Maple Syrup Urine Disease (MSUD) Osanetant for the treatment of induced Vasomotor Symptoms (iVMS) where Hormone Replacement Therapy (HRT) is likely contraindicated Product candidates are believed to present a comparatively de-risked profile, having one or more of: Favorable safety profile; clinical proof-of-concept data; mechanistic differentiation Potential expedited paths for development through specific FDA-established programs Multiple anticipated key regulatory milestones: Emetine NCATS collaboration signed; discussions w/FDA ongoing: Q2 2020 Emetine Phase 2/3 trial initiation*$:Q3 2020 Osanetant IND submission:Q4 2020 Osanetant initiate Phase 1/2$:Q1 2021 ACER-001 (UCD) NDA submission**$:Q1 2021 Expected to have sufficient capital into Q4 2020, excluding support for the planned emetine trial and EDSIVO™ development and precommercial activities *Subject to successful IND submission and clearance $Subject to additional capital **Assuming successful outcomes of additional nonclinical work and 12-month long-term stability data

Reference Slides

MSUD is an inborn error of Branched-chain Amino Acid (BCAA) – leucine, isoleucine, valine – metabolism Caused by deficiency of the mitochondrial Branched-chain Keto Acid Dehydrogenase complex (BCKDC) ~800 patients in U.S., ~3,000 patients worldwide MSUD Family Support Group has >500 patients Part of newborn screening in U.S., UK, Germany High leucine levels lead to chronic and acute neurological damage Lower IQ Mental impairment (poor cognitive function) Social impairment (poor executive function) Metabolic decompensation (seizures and coma) A highly-restricted diet is the primary treatment Consists of BCAA-free synthetic foods and formula Very few foods have low BCAAs (fruits & vegetables) Balancing act: enough BCAAs for growth & development indicates p < 0.05, *** p < 0.001 compared to the control group* *Muelly 2011 Neuropsychiatric and Neurochemical Sequelae of MSUD ACER-001 Maple Syrup Urine Disease (MSUD) Full Scale IQ 60 80 100 120 140 0 5 10 15 20 40 50 70 90 25 A B C D Controls MSUD Hamilton Depression Score Hamilton Anxiety Score Conner’s Parent Rating Scale DSM-IV ADHD Symptoms

ACER-001 MSUD: Clinical POC Study Design: Open label pilot study1 at BCM – 3 healthy and 5 MSUD subjects with late onset disease 3 days of steady-state protein diet*; then 3 days of NaPB + diet* BCAAs and BCKAs determined at day 3 of each study period (4 time points) Results: NaPB demonstrated statistically significant leucine reduction in all 3 healthy subjects (p< 0.05) and 3 out of 5 MSUD patients (p< 0.05 in responders) ~30% reduction (28-34%) in leucine in MSUD responders Clinicians view >20-30% ↓ as clinically meaningful** Comments: Despite the short treatment duration (3 days) NaPB showed statistically significant (intra-subject) reduction in leucine in 75% of the subjects Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640 1Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640 *All subjects received a constant protein intake of 0.6 g/kg/day as combination of BCAA-free formula and whole protein **Acer commissioned market research 100% 60% 75% Healthy Subjects (n=3) MSUD Subjects (n=5) Total (n=8)

About 1,000 MSUD patients in the U.S., ~3,000 WW* 20-25% MSUD patients in U.S. are Mennonite; incidence up to 1/380 Ashkenazi Jewish population; incidence of 1/26,000 No treatments currently approved for MSUD Early treatment may help reduce the rate of neuropsychological comorbidities and optimize growth** MSUD specialists recognize NaPB’s potential effectiveness, yet tolerability is a concern*** Plan to initiate Phase 2 trial in MSUD by end of 2020$ ACER-001 *https://www.ncbi.nlm.nih.gov/books/NBK1319/ **Molecular Genetics and Metabolism Reports 15 (2018) ***Acer Therapeutics: US Market Research – 2014 $Subject to additional capital MSUD: Market Opportunity